EAGLE GROWTH SHARES, INC.

                        Supplement Dated March 19, 2009
                     to the Prospectus dated April 1, 2008


     On March 9, 2009, the Board of Directors (the "Board") of Eagle Growth Shares, Inc. (the "Fund") considered and unanimously approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution (the "Plan"). The Board considered the Fund's small size, lack of growth potential and potential for increased expenses in its decision to approve the proposal to liquidate the Fund.

     As a result of the decision to pursue the liquidation and dissolution of the Fund, as of April 3, 2009, the Fund will no longer sell shares to new investors or existing shareholders. Any investor who places a purchase order should be aware that the Fund no longer represents a long-term investment solution, that the Fund is no longer being marketed for new investment, and that, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions, potentially causing shareholders to bear increased operating expenses Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses, with respect to both their new and existing investments, and the Fund, by necessity, will depart from its investment objective and policies in furtherance of its liquidation. Neither the Board nor Baxter Financial Corporation makes any recommendations as to the suitability of making new investments in the Fund.

     The decision of the Fund's Board to liquidate and dissolve the Fund is subject to shareholder approval, and the proposed Plan will be submitted to shareholders for their approval at a special meeting to be held on or about June 12, 2009. A notice of a special shareholder meeting and a proxy statement that contains more information about the liquidation will be mailed to shareholders in advance of the special meeting. If the Plan is approved by shareholders, it is expected that the liquidation will occur on or about June 15, 2009 (the "Liquidation Date").

     The Plan provides that: (a) all of the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated, (b) the Fund distribute pro rata to its shareholders all of its existing assets, in complete liquidation of the Fund and (c) the Fund deregister under the Investment Company Act of 1940, as amended, and dissolve under state law. Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income taxes.

     If you would like to request additional copies of the Fund's Prospectus or Statement of Additional Information please call the Fund at 1-800-749-9933.


               Please keep this supplement for future reference.